UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 6, 2014

Date of Report (Date of earliest event reported)

APPLE INC.

(Exact name of registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 996-1010

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on June 6, 2014, Apple Inc. (“Apple”) amended its Amended and Restated Articles of Incorporation to increase the number of shares of common stock, par value $0.00001 per share, that Apple is authorized to issue from 1,800,000,000 to 12,600,000,000 and to provide that as of 5 p.m., Pacific Daylight Time, on June 6, 2014, each share of common stock outstanding shall be automatically, and with no further action by the holder of such share, split into seven shares of common stock. The foregoing description is qualified in its entirety by reference to the full text of the Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Apple Inc. effective as of June 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC. (Registrant)

Date: June 6, 2014	By:	/s/ D. Bruce Sewell
D. Bruce Sewell
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Apple Inc. effective as of June 6, 2014